Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 4 TO THE
SECOND AMENDED AND RESTATED GLOBAL SENIOR CREDIT AGREEMENT

Dated as of September 29, 2023

AMENDMENT NO. 4 TO THE SECOND AMENDED AND RESTATED GLOBAL SENIOR CREDIT AGREEMENT (this “Amendment”) among DIGITAL REALTY TRUST, L.P., a Maryland limited partnership (the “Operating Partnership”), DIGITAL SINGAPORE JURONG EAST PTE. LTD., a Singapore private limited company (the “Initial Singapore Borrower 1”), DIGITAL SINGAPORE 1 PTE. LTD., a Singapore private limited company (the “Initial Singapore Borrower 2”), DIGITAL HK JV HOLDING LIMITED, a British Virgin Islands business company (the “Initial Singapore Borrower 3”), DIGITAL SINGAPORE 2 PTE. LTD., a Singapore private limited company (the “Initial Singapore Borrower 4”), DIGITAL HK KIN CHUEN LIMITED, a Hong Kong limited company (the “Initial Singapore Borrower 5”), DIGITAL STOUT HOLDING, LLC, a Delaware limited liability company (the “Initial Multicurrency Borrower 1”), DIGITAL JAPAN, LLC, a Delaware limited liability company (the “Initial Multicurrency Borrower 2”), DIGITAL EURO FINCO, L.P., a Scottish limited partnership (the “Initial Multicurrency Borrower 3”), MOOSE VENTURES LP, a Delaware limited partnership (the “Initial Multicurrency Borrower 4”), DIGITAL DUTCH FINCO B.V., a Dutch private limited liability company (the “Initial Multicurrency Borrower 5”), DIGITAL AUSTRALIA FINCO PTY LTD, an Australian proprietary limited company (the “Initial Australia Borrower”), DIGITAL REALTY KOREA LTD., a Korean limited liability company (the “Initial Korea Borrower 1”), DIGITAL SEOUL 2 LTD., a Korean limited liability company (the “Initial Korea Borrower 2”) and PT DIGITAL JAKARTA ONE, an Indonesian limited liability company (the “Initial Indonesia Borrower”; and collectively with the Operating Partnership, the Initial Singapore Borrower 1, the Initial Singapore Borrower 2, the Initial Singapore Borrower 3, the Initial Singapore Borrower 4, the Singapore Borrower 5, the Multicurrency Borrower 1, the Multicurrency Borrower 2, the Multicurrency Borrower 3, the Multicurrency Borrower 4, the Multicurrency Borrower 5, the Initial Australia Borrower, the Initial Korea Borrower 1, the Initial Korea Borrower 2 and any Additional Borrowers, the “Borrowers” and each individually, a “Borrower”), DIGITAL REALTY TRUST, INC., a Maryland corporation (the “Parent Guarantor”), DIGITAL EURO FINCO, LLC, a Delaware limited liability company (“Digital Euro”; and collectively with the Operating Partnership, the Parent Guarantor and any Additional Guarantors, the “Guarantors” and each individually, a “Guarantor”), each Lender, Issuing Bank and Swing Line Bank listed on the signature pages thereto and CITIBANK, N.A. (“Citibank”), as administrative agent for the Lender Parties (the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1)The Borrowers, the Guarantors, the Lender Parties, the Administrative Agent and the other financial institutions party thereto entered into a Second Amended and Restated Global Senior Credit Agreement dated as of November 18, 2021 (as amended by that certain Amendment No. 1 to the Second Amended and Restated Global Senior Credit Agreement, dated as of March 24, 2022, as further supplemented by that certain Limited Waiver to the Second Amended and Restated Global Senior Credit Agreement, dated as of March 24, 2022, as further amended by that certain Amendment No. 2 to the Second Amended and Restated Global Senior Credit Agreement, dated as of April 5, 2022, as further amended by that certain Amendment No. 3 to the Second Amended and Restated Global Senior Credit Agreement, dated as of March 16, 2023, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the effectiveness of this Amendment, the “Existing Revolving Credit Agreement”); capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Existing Revolving Credit Agreement, as amended hereby; and

(2)The parties to the Existing Revolving Credit Agreement wish to amend the definitions of “Base CD Rate” and “Market Disruption Event” in Section 1.01 of the Existing Revolving Credit Agreement.

Exhibit 10.2

Subject to the terms and conditions herein, the Borrowers, the Guarantors, the Administrative Agent and the Lender Parties party hereto have agreed to amend the Existing Revolving Credit Agreement on the terms and subject to the conditions hereinafter set forth.

SECTION 1.Amendment to Existing Revolving Credit Agreement
.  Section 1.01 of the Existing Revolving Credit Agreement is, upon the occurrence of the Amendment Effective Date (as defined in Section 2 below), hereby amended as follows:
(a)	The definition of “Base CD Rate” is hereby replaced in its entirety with the following:

“Base CD Rate” means, in relation to an Interest Period for KRW-A Revolving Credit Advances or KRW-B Revolving Credit Advances, (i) prior to the first day of the first Interest Period for each such KRW-A Revolving Credit Advance or KRW-B Revolving Credit Advance commencing on or after October 2, 2023, the average (rounded off to two (2) decimal places) of the final quotation yield rate for ninety-one (91) day KRW denominated bank certificates of deposit as published by the Korea Financial Investment Association or comparable substitute publishing medium at 4:00 P.M. (Seoul time) on the applicable Quotation Day and the immediately preceding two (2) consecutive Business Days, and (ii) on the first day of the first Interest Period for each such KRW-A Revolving Credit Advance or KRW-B Revolving Credit Advance commencing on or after October 2, 2023, the average (rounded off to two (2) decimal places) of the CD Yield Rate (CD수익률 in Korean) as defined in Article 2, Paragraph 1, Subparagraph 1 of the Regulation on Calculation of CD Yield Rate (CD 수익률 산출업무규정 in Korean) as published by the Korea Financial Investment Association (or any successor of such association) on its website (http://www.kofiabond.or.kr) on the applicable Quotation Day and the immediately preceding two (2) consecutive Business Days.  For the avoidance of doubt, in the event that the applicable Quotation Day falls on a date prior to October 2, 2023, the Base CD Rate described in clause (i) above shall apply.  Notwithstanding anything to the contrary in this Agreement, in no event shall the Base CD Rate be less than the Floor for any Advance that has not been identified by the Borrowers to the Administrative Agent as being subject to a Hedge Agreement.

(b)	Subsection (f) of the definition of “Market Disruption Event” is hereby amended by replacing the words “at or about 4:00 P.M. (Seoul time)” with the words “(A) prior to October 2, 2023, at or about 4:00 P.M. (Seoul time) and (B) on or after October 2, 2023, at or about 4:30 P.M. (Seoul time), in each case”.
SECTION 2.Conditions of Effectiveness
.  This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent:
(i)counterparts of this Amendment executed by the Borrowers and those Lenders, Issuing Banks and Swing Line Banks with Commitments to the KRW-A Revolving Credit Tranche or the KRW-B Revolving Credit Tranche.
(ii)the consent attached hereto (the “Consent”) executed by each of the Guarantors.
SECTION 3.Reference to and Effect on the Existing Revolving Credit Agreement, the Notes and the Loan Documents
.
(a)On and after the effectiveness of this Amendment, each reference in the Existing Revolving Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Revolving Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the

Exhibit 10.2

Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Revolving Credit Agreement, shall mean and be a reference to the Existing Revolving Credit Agreement, as amended and modified by this Amendment.
(b)The Existing Revolving Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(d)This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Revolving Credit Agreement.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Revolving Credit Agreement, which shall remain in full force and effect, except to any extent modified hereby or as provided in the exhibits hereto.  Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties from the Loan Documents.
SECTION 4.Costs and Expenses
.  The Borrowers agree to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Existing Revolving Credit Agreement.
SECTION 5.Execution in Counterparts
.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile, telecopier or email shall be effective as delivery of a manually executed counterpart of this Amendment.  The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 6.Governing Law
.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.  The provisions of Sections 9.11 (Waiver of Jury Trial) and 9.14 (Jurisdiction, Etc.) of the Existing Revolving Credit Agreement are hereby incorporated herein by this reference as if fully set forth herein.

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Exhibit 10.2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

DIGITAL REALTY TRUST, L.P.,

a Maryland limited partnership

By:DIGITAL REALTY TRUST, INC.,

its sole general partner

By:/s/ Matt Mercier

Name: Matt Mercier

Title: Chief Financial Officer

DIGITAL SINGAPORE JURONG EAST PTE. LTD.,

a Singapore private limited company

By:/s/ Matt Mercier

Name: Matt Mercier

Title: Authorized Person

DIGITAL SINGAPORE 1 PTE. LTD.,

a Singapore private limited company

By:/s/ Matt Mercier

Name: Matt Mercier

Title: Authorized Person

DIGITAL HK JV HOLDING LIMITED,

a British Virgin Islands business company

By:/s/ Jeannie Lee   Name: Jeannie Lee

Title: Director

[Signatures continue]

Exhibit 10.2

DIGITAL SINGAPORE 2 PTE. LTD.,
a Singapore private limited company

By:/s/ Matt Mercier
Name: Matt Mercier
Title: Authorized Person

DIGITAL HK KIN CHUEN LIMITED,

a Hong Kong limited company

By:/s/ Jeannie Lee   _
Name: Jeannie Lee
Title: Director

DIGITAL STOUT HOLDING, LLC,

a Delaware limited liability company

By:DIGITAL REALTY TRUST, L.P.,

its manager

By: DIGITAL REALTY TRUST, INC.,

its member

By: /s/ Matt Mercier

Name: Matt Mercier

Title: Chief Financial Officer

DIGITAL JAPAN, LLC,

a Delaware limited liability company

By: DIGITAL ASIA, LLC,

its member

By: DIGITAL REALTY TRUST, L.P.,

its manager

By: DIGITAL REALTY TRUST, INC.,

its general partner

By:  /s/ Matt Mercier   Name: Matt Mercier

Title: Chief Financial Officer

Exhibit 10.2

DIGITAL EURO FINCO, L.P.,

a Scotland limited partnership

By: DIGITAL EURO FINCO GP, LLC,

its general partner

By: DIGITAL REALTY TRUST, L.P.,

its member

By: DIGITAL REALTY TRUST, INC.,

its general partner

By:  /s/ Matt Mercier

Name: Matt Mercier

Title: Chief Financial Officer

MOOSE VENTURES LP,

a Delaware limited partnership

By: DIGITAL REALTY TRUST, L.P.,

its manager

By: DIGITAL REALTY TRUST, INC.,

its general partner

By:  /s/ Matt Mercier

Name: Matt Mercier

Title: Chief Financial Officer

DIGITAL DUTCH FINCO B.V.,

a Dutch private limited liability company

By:/s/ Jeannie Lee
Name: Jeannie Lee
Title: Director

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Exhibit 10.2

Signed by DIGITAL AUSTRALIA FINCO PTY LTD in accordance with section 127 of the Corporations Act 2001 (Cth) by: /s/ Jeannie Lee /s/ Serene Nah

Signature of director Jeannie Lee	Signature of director Serene Nah
Name of director (print) Director	Name of director (print) Director
Title	Title

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Exhibit 10.2

DIGITAL REALTY KOREA LTD., a Korean limited liability company

By:/s/ Jeannie Lee  _
Name: Jeannie Lee
Title: Director

DIGITAL SEOUL 2 LTD., a Korean limited liability company

By:/s/ Jeannie Lee
Name: Jeannie Lee
Title: Director

PT DIGITAL JAKARTA ONE,

an Indonesian limited liability company

By:/s/ Muhammad Fauzi Irawan _
Name: Muhammad Fauzi Irawan
Title: Director

[Signatures continue]

Exhibit 10.2

ADMINISTRATIVE AGENT:

CITIBANK, N.A.,
as Administrative Agent

By: /s/ Christopher Albano  _
Name:Christopher Albano
Title: Authorized Signatory

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Exhibit 10.2

KRW-A REVOLVING LENDER AND

KRW-A ISSUING BANK:

CITIBANK KOREA INC.

By:/s/ _________________________
Name:
Title:

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Exhibit 10.2

KRW-A REVOLVING LENDER:

BANK OF AMERICA, N.A.,
SEOUL BRANCH

By:/s/ Dennis Kwan
Name:Dennis Kwan
Title:Senior Vice President

[Signatures continue]

Exhibit 10.2

KRW-A REVOLVING LENDER AND

KRW-A SWING LINE BANK:

JPMORGAN CHASE BANK, N.A.,
SEOUL BRANCH

By:/s/ Howard Kim_______________________
Name:Howard Kim
Title:Managing Director / Branch Manager

[Signatures continue]

Exhibit 10.2

KRW-B REVOLVING LENDER AND

KRW-B ISSUING BANK:

CITIBANK KOREA INC.

By:/s/   ___________________
Name:
Title:

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Exhibit 10.2

KRW-B REVOLVING LENDER:

BANK OF AMERICA, N.A.,
SEOUL BRANCH

By:/s/ Dennis Kwan_________________________
Name:Dennis Kwan
Title:Senior Vice President

[Signatures continue]

Exhibit 10.2

KRW-B REVOLVING LENDER AND

KRW-B SWING LINE BANK:

JPMORGAN CHASE BANK, N.A.,
SEOUL BRANCH

By:/s/ Howard Kim_________________________
Name:Howard Kim
Title:Managing Director / Branch Manager

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Exhibit 10.2

CONSENT

Dated as of September 29, 2023

Each of the undersigned, as a Guarantor under the Existing Revolving Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty contained in the Existing Revolving Credit Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Existing Revolving Credit Agreement, as amended and modified by such Amendment.

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Exhibit 10.2

GUARANTORS:

DIGITAL REALTY TRUST, INC.,

a Maryland corporation

By:/s/ Matt Mercier

Name: Matt Mercier

Title: Chief Financial Officer

DIGITAL REALTY TRUST, L.P.,

a Maryland limited partnership

By:DIGITAL REALTY TRUST, INC.,

its sole general partner

By:/s/ Matt Mercier

Name: Matt Mercier

Title: Chief Financial Officer

DIGITAL EURO FINCO, LLC,

a Delaware limited liability company

By:DIGITAL EURO FINCO, L.P.,

Its member

By:DIGITAL EURO FINCO GP, LLC,

Its general partner

By:DIGITAL REALTY TRUST, L.P.,

its member

By:DIGITAL REALTY TRUST, INC.,

its general partner

By:/s/ Matt Mercier

Name: Matt Mercier

Title: Chief Financial Officer

[Signatures end.]